                                                                    EXHIBIT 99.1

Omega Environmental, Inc.
Debtor In Posession Case #97-06084
Comparative Balance Sheet Information

                                                                (unaudited)           (unaudited)
                                                               March 31, 1999        Feb. 28, 1999
                                                                     ESD                   ESD              Change
                                                               -----------------------------------------------------
CURRENT ASSETS
Cash                                                                  66,767                5,037            61,730
Restricted cash held in escrow                                     2,745,453            2,740,747             4,706
Accounts receivable
  A/R--trade                                                      11,540,162           11,875,155          (334,993)
  A/R--interco                                                         4,211                                  4,211
  A/R--employees                                                       4,658                3,420             1,238
  A/R--supplemental                                                1,367,675            1,367,675                 -
  A/R--misc.                                                          12,078               12,078                 -
  Allowance for doubtful accounts                                 (1,805,572)          (1,812,085)            6,513
                                                               -----------------------------------------------------
    Accounts receivable, net                                      11,123,212           11,446,243          (323,031)
                                                               -----------------------------------------------------
Costs and earnings in excess of billings                           5,110,554            5,189,003           (78,449)
Prepaid expenses                                                      40,430               53,354           (12,924)
Inventory                                                                                                         -
Inventory reserve                                                                                                 -
                                                               -----------------------------------------------------
    Inventory, net                                                         -                    -                 -
                                                               -----------------------------------------------------
Other current assets                                                                                              -
                                                               -----------------------------------------------------
TOTAL CURRENT ASSETS                                              19,086,416           19,434,384          (347,968)
                                                               -----------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                                  2,358,695            2,355,928             2,767
  Automotive equipment                                             1,124,549            1,124,549                 -
  Office furniture and equipment                                     963,283              973,265            (9,982)
  Leasehold improvements                                             107,729              107,729                 -
                                                               -----------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                   4,554,256            4,561,471            (7,215)
  Accum. Depreciation                                             (3,503,840)          (3,455,880)          (47,960)
                                                               -----------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                       1,050,416            1,105,591           (55,175)
                                                               -----------------------------------------------------
Long-term accounts receivable - Other (Texas)                          2,426                2,426                 -
Reserve for Long-term accounts receivable                                                                         -
                                                               -----------------------------------------------------
   Long-term accounts receviable - Other (Texas), net                  2,426                2,426                 -
Other Assets                                                         109,047              221,324          (112,277)
Investment & Intercompany in Subsidiaires                                                                         -
                                                               -----------------------------------------------------
TOTAL ASSETS                                                      20,248,305           20,763,725          (515,420)
                                                               -----------------------------------------------------
                                                               -----------------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                                   514,258              452,559            61,699
  Line of Credit
  Accrued expenses, excluding bankruptcy costs                       613,838              593,566            20,272
  Accrued bankruptcy costs
  Estimated claims against cash held in escrow                     2,583,956            2,579,250             4,706
  Intercompany - BNYFC                                             7,615,645            7,832,953          (217,308)
  Intercompany payables                                                                                           -
                                                               -----------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                           11,327,697           11,458,328          (130,631)
Intercompany Notes Payable                                         9,202,397            9,005,048           197,349
Pre Petition Liabilities                                             969,759            1,314,694          (344,935)
Pre Petition Estimated Construction Claims
                                                               -----------------------------------------------------
  TOTAL LIABILITIES                                               21,499,853           21,778,070          (278,217)
                                                               -----------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par
Additional paid in capital                                        14,557,677           14,557,677                 -
Treasury Stock A-P-I-C
Retained earnings - prior                                        (11,012,975)         (11,012,975)                -
Y-T-D net income pre petition                                         (8,531)              (8,531)                -
Y-T-D net income post petition                                    (4,787,719)          (4,550,516)         (237,203)
                                                               -----------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                                      (1,251,548)          (1,014,345)         (237,203)
                                                               -----------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                          20,248,305           20,763,725          (515,420)
                                                               -----------------------------------------------------
                                                               -----------------------------------------------------


                                                              (unaudited)          (unaudited)
                                                            March 31, 1999        Feb. 28, 1999
                                                                  PSD                  PSD            Change
                                                            --------------------------------------------------
CURRENT ASSETS
Cash                                                               14,228              21,319          (7,091)
Restricted cash held in escrow                                                                              -
Accounts receivable
  A/R--trade                                                       66,442             147,145         (80,703)
  A/R--interco                                                          -                   -               -
  A/R--employees                                                        -               1,231          (1,231)
  A/R--supplemental                                                                                         -
  A/R--misc.                                                        7,846             291,514        (283,668)
  Allowance for doubtful accounts                                 (36,462)            (42,748)          6,286
                                                            --------------------------------------------------
    Accounts receivable, net                                       37,826             397,142        (359,316)
                                                            --------------------------------------------------
Costs and earnings in excess of billings                                                                    -
Prepaid expenses                                                   37,304              35,431           1,873
Inventory                                                               -                   -               -
Inventory reserve                                                       -                   -               -
                                                            --------------------------------------------------
    Inventory, net                                                      -                   -               -
                                                            --------------------------------------------------
Other current assets                                                                                        -
                                                            --------------------------------------------------
TOTAL CURRENT ASSETS                                               89,358             453,892        (364,534)
                                                            --------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                                       -                   -               -
  Automotive equipment                                                  -                   -               -
  Office furniture and equipment                                        -                   -               -
  Leasehold improvements                                                -                   -               -
                                                            --------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                        -                   -               -
  Accum. Depreciation                                                   -                   -               -
                                                            --------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                            -                   -               -
                                                            --------------------------------------------------
Long-term accounts receivable - Other (Texas)                           -                   -               -
Reserve for Long-term accounts receivable                                                                   -
                                                            --------------------------------------------------
   Long-term accounts receviable - Other (Texas), net                   -                   -               -
Other Assets                                                            -                   -               -
Investment & Intercompany in Subsidiaires                               -                   -               -
                                                            --------------------------------------------------
TOTAL ASSETS                                                       89,358             453,892        (364,534)
                                                            --------------------------------------------------
                                                            --------------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                                 11,631              19,891          (8,260)
  Line of Credit                                                                                            -
  Accrued expenses, excluding bankruptcy costs                     40,594              57,016         (16,422)
  Accrued bankruptcy costs                                                                                  -
  Estimated claims against cash held in escrow                                                              -
  Intercompany - BNYFC                                          7,569,671           7,806,377        (236,706)
  Intercompany payables                                                 -                   -               -
                                                            --------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                         7,621,896           7,883,284        (261,388)
Intercompany Notes Payable                                                                                  -
Pre Petition Liabilities                                          949,872             949,872               -
Pre Petition Estimated Construction Claims                                                                  -
                                                            --------------------------------------------------
  TOTAL LIABILITIES                                             8,571,768           8,833,156        (261,388)
                                                            --------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                             3,371,172           3,371,172               -
Additional paid in capital                                     10,742,189          10,742,189               -
Treasury Stock A-P-I-C                                                                                      -
Retained earnings - prior                                     (14,767,222)        (14,767,222)              -
Y-T-D net income pre petition                                    (247,894)           (247,894)              -
Y-T-D net income post petition                                 (7,580,655)         (7,477,509)       (103,146)
                                                            --------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                                   (8,482,410)         (8,379,264)       (103,146)
                                                            --------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                           89,358             453,892        (364,534)
                                                            --------------------------------------------------
                                                            --------------------------------------------------

         See accompanying notes to financial statement information.

Omega Environmental, Inc.
Debtor In Posession Case #97-06084
Comparative Balance Sheet Information

                                                                (unaudited)         (unaudited)
                                                              March 31, 1999       Feb. 28, 1999
                                                                 Corporate           Corporate            Change
                                                              ----------------------------------------------------
CURRENT ASSETS
Cash                                                               135,413               39,806            95,607
Restricted cash held in escrow                                                                                  -
Accounts receivable
  A/R--trade                                                             -                    -                 -
  A/R--interco                                                                                                  -
  A/R--employees                                                         -                    -                 -
  A/R--supplemental                                                      -                    -                 -
  A/R--misc.                                                     1,224,094            1,219,094             5,000
  Allowance for doubtful accounts                               (1,076,094)          (1,076,094)                -
                                                              ----------------------------------------------------
    Accounts receivable, net                                       148,000              143,000             5,000
                                                              ----------------------------------------------------
Costs and earnings in excess of billings                                                                        -
Prepaid expenses                                                   126,460              159,698           (33,238)
Inventory                                                                                                       -
Inventory reserve                                                                                               -
                                                              ----------------------------------------------------
    Inventory, net                                                       -                    -                 -
                                                              ----------------------------------------------------
Other current assets                                                                                            -
                                                              ----------------------------------------------------
TOTAL CURRENT ASSETS                                               409,873              342,504            67,369
                                                              ----------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                                                                               -
  Automotive equipment                                                                                          -
  Office furniture and equipment                                    41,050               41,050                 -
  Leasehold improvements                                                 -                    -                 -
                                                              ----------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                    41,050               41,050                 -
  Accum. Depreciation                                              (33,851)             (33,257)             (594)
                                                              ----------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                         7,199                7,793              (594)
                                                              ----------------------------------------------------
Long-term accounts receivable - Other (Texas)                            -                    -                 -
Reserve for Long-term accounts receivable                                                                       -
                                                              ----------------------------------------------------
   Long-term accounts receviable - Other (Texas), net                    -                    -                 -
Other Assets                                                        41,622               41,622                 -
Investment & Intercompany in Subsidiaires                       74,375,431           74,375,431                 -
                                                              ----------------------------------------------------
TOTAL ASSETS                                                    74,834,125           74,767,350            66,775
                                                              ----------------------------------------------------
                                                              ----------------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                                  34,732               68,243           (33,511)
  Line of Credit                                                23,301,721           23,278,363            23,358
  Accrued expenses, excluding bankruptcy costs                      26,497               42,905           (16,408)
  Accrued bankruptcy costs                                       1,226,004            1,487,967          (261,963)
  Estimated claims against cash held in escrow                                                                  -
  Intercompany - BNYFC                                         (17,912,802)         (18,377,094)          464,292
  Intercompany payables                                              4,211                    -             4,211
                                                              ----------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                          6,680,363            6,500,384           179,979
Intercompany Notes Payable                                                                                      -
Pre Petition Liabilities                                         2,637,103            2,637,103                 -
Pre Petition Estimated Construction Claims                                                                      -
                                                              ----------------------------------------------------
  TOTAL LIABILITIES                                              9,317,466            9,137,487           179,979
                                                              ----------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                121,289              121,289                 -
Additional paid in capital                                     128,204,630          128,204,630                 -
Treasury Stock A-P-I-C                                            (562,506)            (562,506)                -
Retained earnings - prior                                      (49,321,103)         (49,321,103)                -
Y-T-D net income pre petition                                     (895,498)            (895,498)                -
Y-T-D net income post petition                                 (12,030,153)         (11,916,949)         (113,204)
                                                              ----------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                                    65,516,659           65,629,863          (113,204)
                                                              ----------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                        74,834,125           74,767,350            66,775
                                                              ----------------------------------------------------
                                                              ----------------------------------------------------


                                                                 (unaudited)        (unaudited)
                                                               March 31, 1999      Feb. 28, 1999
                                                                 Continuing         Continuing
                                                                 Operations         Operations          Change
                                                               -------------------------------------------------
CURRENT ASSETS
Cash                                                                216,408              66,162         150,246
Restricted cash held in escrow                                    2,745,453           2,740,747           4,706
Accounts receivable
  A/R--trade                                                     11,606,604          12,022,300        (415,696)
  A/R--interco                                                        4,211                   -           4,211
  A/R--employees                                                      4,658               4,651               7
  A/R--supplemental                                               1,367,675           1,367,675               -
  A/R--misc.                                                      1,244,018           1,522,686        (278,668)
  Allowance for doubtful accounts                                (2,918,128)         (2,930,927)         12,799
                                                               -------------------------------------------------
    Accounts receivable, net                                     11,309,038          11,986,385        (677,347)
                                                               -------------------------------------------------
Costs and earnings in excess of billings                          5,110,554           5,189,003         (78,449)
Prepaid expenses                                                    204,194             248,483         (44,289)
Inventory                                                                 -                   -               -
Inventory reserve                                                         -                   -               -
                                                               -------------------------------------------------
    Inventory, net                                                        -                   -               -
                                                               -------------------------------------------------
Other current assets                                                      -                   -               -
                                                               -------------------------------------------------
TOTAL CURRENT ASSETS                                             19,585,647          20,230,780        (645,133)
                                                               -------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                                 2,358,695           2,355,928           2,767
  Automotive equipment                                            1,124,549           1,124,549               -
  Office furniture and equipment                                  1,004,333           1,014,315          (9,982)
  Leasehold improvements                                            107,729             107,729               -
                                                               -------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                  4,595,306           4,602,521          (7,215)
  Accum. Depreciation                                            (3,537,691)         (3,489,137)        (48,554)
                                                               -------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                      1,057,615           1,113,384         (55,769)
                                                               -------------------------------------------------
Long-term accounts receivable - Other (Texas)                         2,426               2,426               -
Reserve for Long-term accounts receivable                                 -                   -               -
                                                               -------------------------------------------------
   Long-term accounts receviable - Other (Texas), net                 2,426               2,426               -
Other Assets                                                        150,669             262,946        (112,277)
Investment & Intercompany in Subsidiaires                        74,375,431          74,375,431               -
                                                               -------------------------------------------------
TOTAL ASSETS                                                     95,171,788          95,984,967        (813,179)
                                                               -------------------------------------------------
                                                               -------------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                                  560,621             540,693          19,928
  Line of Credit                                                 23,301,721          23,278,363          23,358
  Accrued expenses, excluding bankruptcy costs                      680,929             684,712          (3,783)
  Accrued bankruptcy costs                                        1,226,004           1,496,742        (270,738)
  Estimated claims against cash held in escrow                    2,583,956           2,579,250           4,706
  Intercompany - BNYFC                                           (2,727,486)         (2,737,764)         10,278
  Intercompany payables                                               4,211                   -           4,211
                                                               -------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                          25,629,956          25,841,996        (212,040)
Intercompany Notes Payable                                        9,202,397           9,005,048         197,349
Pre Petition Liabilities                                          4,556,734           4,901,669        (344,935)
Pre Petition Estimated Construction Claims                                -                   -               -
                                                               -------------------------------------------------
  TOTAL LIABILITIES                                              39,389,087          39,748,713        (359,626)
                                                               -------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                               3,492,461           3,492,461               -
Additional paid in capital                                      153,504,496         153,504,496               -
Treasury Stock A-P-I-C                                             (562,506)           (562,506)              -
Retained earnings - prior                                       (75,101,300)        (75,101,300)              -
Y-T-D net income pre petition                                    (1,151,923)         (1,151,923)              -
Y-T-D net income post petition                                  (24,398,527)        (23,944,974)       (453,553)
                                                               -------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                                     55,782,701          56,236,254        (453,553)
                                                               -------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                         95,171,788          95,984,967        (813,179)
                                                               -------------------------------------------------
                                                               -------------------------------------------------

         See accompanying notes to financial statement information.

Omega Environmental, Inc.
Debtor In Posession Case #97-06084
Comparative Balance Sheet Information

                                                                 (unaudited)          (unaudited)
                                                               March 31, 1999        Feb. 28, 1999
                                                                Discontinued          Discontinued
                                                                 Operations            Operations           Change
                                                               -----------------------------------------------------
CURRENT ASSETS
Cash                                                                       -                    -                 -
Restricted cash held in escrow                                                                                    -
Accounts receivable
  A/R--trade                                                       4,369,400            4,773,979          (404,579)
  A/R--interco                                                             -                    -                 -
  A/R--employees                                                                                                  -
  A/R--supplemental                                                                                               -
  A/R--misc.                                                          28,906               33,806            (4,900)
  Allowance for doubtful accounts                                 (2,889,445)          (3,258,663)          369,218
                                                               -----------------------------------------------------
    Accounts receivable, net                                       1,508,861            1,549,122           (40,261)
                                                               -----------------------------------------------------
Costs and earnings in excess of billings                                                                          -
Prepaid expenses                                                                                                  -
Inventory                                                                                                         -
Inventory reserve                                                                                                 -
                                                               -----------------------------------------------------
    Inventory, net                                                         -                    -                 -
                                                               -----------------------------------------------------
Other current assets                                                  10,000               10,000                 -
                                                               -----------------------------------------------------
TOTAL CURRENT ASSETS                                               1,518,861            1,559,122           (40,261)
                                                               -----------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                                      1,000                1,000                 -
  Automotive equipment                                                     -                    -                 -
  Office furniture and equipment                                           -                    -                 -
  Leasehold improvements                                                   -                    -                 -
                                                               -----------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                       1,000                1,000                 -
  Accum. Depreciation                                                      -                    -                 -
                                                               -----------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                           1,000                1,000                 -
                                                               -----------------------------------------------------
Long-term accounts receivable - Other (Texas)                              -                    -                 -
Reserve for Long-term accounts receivable                                                                         -
                                                               -----------------------------------------------------
   Long-term accounts receviable - Other (Texas), net                      -                    -                 -
Other Assets                                                               -                    -                 -
Investment & Intercompany in Subsidiaires                                                                         -
                                                               -----------------------------------------------------
TOTAL ASSETS                                                       1,519,861            1,560,122           (40,261)
                                                               -----------------------------------------------------
                                                               -----------------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                                         -                    -                 -
  Line of Credit
  Accrued expenses, excluding bankruptcy costs                             -                    -                 -
  Accrued bankruptcy costs
  Estimated claims against cash held in escrow
  Intercompany - BNYFC                                             2,727,486            2,737,764           (10,278)
  Intercompany payables                                                    -                    -                 -
                                                               -----------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                            2,727,486            2,737,764           (10,278)
Intercompany Notes Payable                                         2,074,827            2,272,176          (197,349)
Pre Petition Liabilities                                          11,274,981           11,077,632           197,349
Pre Petition Estimated Construction Claims                         2,000,000            2,000,000                 -
                                                               -----------------------------------------------------
  TOTAL LIABILITIES                                               18,077,294           18,087,572           (10,278)
                                                               -----------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                2,082,948            2,082,948                 -
Additional paid in capital                                        28,604,818           28,604,818                 -
Treasury Stock A-P-I-C                                                     -                    -                 -
Retained earnings - prior                                        (36,904,145)         (36,904,145)                -
Y-T-D net income pre petition                                       (694,013)            (694,013)                -
Y-T-D net income post petition                                    (9,647,041)          (9,617,058)          (29,983)
                                                               -----------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                                     (16,557,433)         (16,527,450)          (29,983)
                                                               -----------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                           1,519,861            1,560,122           (40,261)
                                                               -----------------------------------------------------
                                                               -----------------------------------------------------


                                                                (unaudited)         (unaudited)
                                                               March 31, 1999      Feb. 28, 1999
                                                                  Combined           Combined
                                                                    Final              Final             Change
                                                               --------------------------------------------------
CURRENT ASSETS
Cash                                                                 216,408              66,162         150,246
Restricted cash held in escrow                                     2,745,453           2,740,747           4,706
Accounts receivable
  A/R--trade                                                      15,976,004          16,796,279        (820,275)
  A/R--interco                                                             -                   -               -
  A/R--employees                                                       4,658               4,651               7
  A/R--supplemental                                                1,367,675           1,367,675               -
  A/R--misc.                                                       1,272,924           1,556,492        (283,568)
  Allowance for doubtful accounts                                 (5,807,573)         (6,189,590)        382,017
                                                               --------------------------------------------------
    Accounts receivable, net                                      12,813,688          13,535,507        (721,819)
                                                               --------------------------------------------------
Costs and earnings in excess of billings                           5,110,554           5,189,003         (78,449)
Prepaid expenses                                                     204,194             248,483         (44,289)
Inventory                                                                  -                   -               -
Inventory reserve                                                          -                   -               -
                                                               --------------------------------------------------
    Inventory, net                                                         -                   -               -
                                                               --------------------------------------------------
Other current assets                                                  10,000              10,000               -
                                                               --------------------------------------------------
TOTAL CURRENT ASSETS                                              21,100,297          21,787,152        (689,605)
                                                               --------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                                  2,359,695           2,356,928           2,767
  Automotive equipment                                             1,124,549           1,124,549               -
  Office furniture and equipment                                   1,004,333           1,014,315          (9,982)
  Leasehold improvements                                             107,729             107,729               -
                                                               --------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                   4,596,306           4,603,521          (7,215)
  Accum. Depreciation                                             (3,537,691)         (3,489,137)        (48,554)
                                                               --------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                       1,058,615           1,114,384         (55,769)
                                                               --------------------------------------------------
Long-term accounts receivable - Other (Texas)                          2,426               2,426               -
Reserve for Long-term accounts receivable                                  -                   -               -
                                                               --------------------------------------------------
   Long-term accounts receviable - Other (Texas), net                  2,426               2,426               -
Other Assets                                                         150,669             262,946        (112,277)
Investment & Intercompany in Subsidiaires                                  0                   -               0
                                                               --------------------------------------------------
TOTAL ASSETS                                                      22,312,007          23,166,908        (857,651)
                                                               --------------------------------------------------
                                                               --------------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                                   560,621             540,693          19,928
  Line of Credit                                                  23,301,721          23,278,363          23,358
  Accrued expenses, excluding bankruptcy costs                       680,929             684,712          (3,783)
  Accrued bankruptcy costs                                         1,226,004           1,487,967        (261,963)
  Estimated claims against cash held in escrow                     2,583,956           2,579,250           4,706
  Intercompany - BNYFC                                                     -                   -               -
  Intercompany payables                                                    -                   -               -
                                                               --------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                           28,353,231          28,570,985        (217,754)
Intercompany Notes Payable                                                 -                   -               -
Pre Petition Liabilities                                          15,831,715          15,979,301        (147,586)
Pre Petition Estimated Construction Claims                         2,000,000           2,000,000               -
                                                               --------------------------------------------------
  TOTAL LIABILITIES                                               46,184,946          46,559,061        (374,115)
                                                               --------------------------------------------------
 SHAREHOLDERS' EQUITY
Common stock at par                                                  121,289             121,289               -
Additional paid in capital                                       124,465,227         124,465,227               -
Treasury Stock A-P-I-C                                              (562,506)           (562,506)              -
Retained earnings - prior                                       (112,005,445)       (112,005,445)              -
Y-T-D net income pre petition                                     (1,845,936)         (1,845,936)              -
Y-T-D net income post petition                                   (34,045,568)        (33,562,032)       (483,536)
                                                               --------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                                     (23,872,939)        (23,389,403)       (483,536)
                                                               --------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                          22,312,007          23,169,658        (857,651)
                                                               --------------------------------------------------
                                                               --------------------------------------------------

         See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
Debtor In Possession Case #97-06084
Comparative Statement of
        Operations Information

                                                (unaudited)          (unaudited)
                                                Month Ended          Month Ended
                                               March 31, 1999       Feb. 28, 1999
                                                    ESD                 ESD              Change
                                               --------------------------------------------------
Sales                                             1,408,595           1,227,736          180,859
Cost of Sales                                       944,564             868,705           75,859
                                               --------------------------------------------------
    Gross Profit                                    464,031             359,031          105,000

Selling, General, and Administrative                513,614             364,424          149,190
                                               --------------------------------------------------

Income (Loss) From Operations                       (49,583)             (5,393)         (44,190)

Other Income(Expense):
  I/C Interest Income (Expense)                     (67,911)            (63,792)          (4,119)
  Interest Expense                                      (11)                (44)              33
  Interest Income                                         -                   -                -
  Gain (loss) on Asset Disposition                        -               3,057           (3,057)
  Other Expense                                    (119,698)                  -         (119,698)
                                               --------------------------------------------------
    Total Other (Expense)                          (187,620)            (60,779)        (126,841)
Net Income (Loss) Before Bankruptcy
       Administrative Expenses                     (237,203)            (66,172)        (171,031)
Bankruptcy Administrative Expenses
                                               --------------------------------------------------
Net Income (Loss)                                  (237,203)            (66,172)        (171,031)
                                               --------------------------------------------------


                                                (unaudited)         (unaudited)
                                                Month Ended         Month Ended
                                               March 31, 1999      Feb. 28, 1999
                                                    PSD                 PSD             Change
                                               ------------------------------------------------
Sales                                                   -              63,042          (63,042)
Cost of Sales                                       4,318              76,216          (71,898)
                                               ------------------------------------------------
    Gross Profit                                   (4,318)            (13,174)           8,856

Selling, General, and Administrative               25,851              38,393          (12,542)
                                               ------------------------------------------------

Income (Loss) From Operations                     (30,169)            (51,567)          21,398

Other Income(Expense):
  I/C Interest Income (Expense)                   (68,322)            (63,465)          (4,857)
  Interest Expense                                                                           -
  Interest Income                                                                            -
  Gain (loss) on Asset Disposition                 (4,655)           (342,895)         338,240
  Other Expense                                         -                   -                -
                                               ------------------------------------------------
    Total Other (Expense)                         (72,977)           (406,360)         333,383
Net Income (Loss) Before Bankruptcy
       Administrative Expenses                   (103,146)           (457,927)         354,781
Bankruptcy Administrative Expenses                                                           -
                                               ------------------------------------------------
Net Income (Loss)                                (103,146)           (457,927)         354,781
                                               ------------------------------------------------

         See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
Debtor In Possession Case #97-06084
Comparative Statement of
        Operations Information

                                                 (unaudited)         (unaudited)
                                                 Month Ended         Month Ended
                                               March 31, 1999       Feb. 28, 1999
                                                  Corporate           Corporate          Change
                                               -------------------------------------------------
Sales
Cost of Sales                                            -                   -                -
                                                         -                   -                -
    Gross Profit                               -------------------------------------------------
                                                         -                   -                -
Selling, General, and Administrative                84,201              81,413            2,788
                                               -------------------------------------------------
Income (Loss) From Operations                      (84,201)            (81,413)          (2,788)
Other Income(Expense):
  I/C Interest Income (Expense)                    136,230             127,257            8,973
  Interest Expense                                (203,045)           (184,401)         (18,644)
  Interest Income                                                                             -
  Gain (loss) on Asset Disposition                       -                   -                -
  Other Expense                                    (13,292)             64,877          (78,169)
                                               -------------------------------------------------
    Total Other (Expense)                          (80,107)              7,733          (87,840)
Net Income (Loss) Before Bankruptcy
       Administrative Expenses                    (164,308)            (73,680)         (90,628)
Bankruptcy Administrative Expenses                  51,104            (109,912)         161,016
                                               -------------------------------------------------
Net Income (Loss)                                 (113,204)           (183,592)          70,388
                                               -------------------------------------------------


                                                 (unaudited)        (unaudited)
                                                Month Ended        Month Ended
                                              March 31, 1999      Feb. 28, 1999
                                                Continuing          Continuing
                                                Operations          Operations         Change
                                              ------------------------------------------------
Sales
Cost of Sales                                   1,408,595           1,290,778         117,817
                                                  948,882             944,921           3,961
    Gross Profit                             -------------------------------------------------
                                                  459,713             345,857         113,856
Selling, General, and Administrative              623,666             484,230         139,436
                                             -------------------------------------------------

Income (Loss) From Operations                    (163,953)           (138,373)        (25,580)

Other Income(Expense):
  I/C Interest Income (Expense)                        (3)                  0              (3)
  Interest Expense                               (203,056)           (184,445)        (18,611)
  Interest Income                                       0                   0               0
  Gain (loss) on Asset Disposition                 (4,655)           (339,838)        335,183
  Other Expense                                  (132,990)             64,877        (197,867)
                                             -------------------------------------------------
    Total Other (Expense)                        (340,704)           (459,406)        118,702
Net Income (Loss) Before Bankruptcy
       Administrative Expenses                   (504,657)           (597,779)         93,122
Bankruptcy Administrative Expenses                 51,104            (109,912)        161,016
                                             -------------------------------------------------
Net Income (Loss)                                (453,553)           (707,691)        254,138
                                             -------------------------------------------------

         See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
Debtor In Possession Case #97-06084
Comparative Statement of
    Operations Information

                                                 (unaudited)         (unaudited)
                                                 Month Ended         Month Ended
                                               March 31, 1999       Feb. 28, 1999
                                                Discontinued         Discontinued
                                                 Operations           Operations         Change
                                               --------------------------------------------------
Sales                                                                                          0
Cost of Sales                                                                                  0
                                               --------------------------------------------------
    Gross Profit                                         0                   0                 0

Selling, General, and Administrative                                                           0
                                               --------------------------------------------------

Income (Loss) From Operations                            0                   0                 0

Other Income(Expense):
  I/C Interest Income (Expense)                                                                0
  Interest Expense                                                                             0
  Interest Income                                                                              0
  Gain (loss) on Asset Disposition                                                             0
  Other Expense                                    (29,983)           (140,249)          110,266
                                               --------------------------------------------------
    Total Other (Expense)                          (29,983)           (140,249)          110,266
Net Income (Loss) Before Bankruptcy
       Administrative Expenses                     (29,983)           (140,249)          110,266
Bankruptcy Administrative Expenses                                                             0
                                               --------------------------------------------------
Net Income (Loss)                                  (29,983)           (140,249)          110,266
                                               --------------------------------------------------


                                                 (unaudited)        (unaudited)
                                                 Month Ended        Month Ended
                                               March 31, 1999      Feb. 28, 1999
                                                   Combined           Combined
                                                     Final              Final       Change
                                               --------------------------------------------
Sales                                            1,408,595           1,290,778     117,817
Cost of Sales                                      948,882             944,921       3,961
                                               --------------------------------------------
    Gross Profit                                   459,713             345,857     113,856

Selling, General, and Administrative               623,666             484,230     139,436
                                               --------------------------------------------

Income (Loss) From Operations                     (163,953)           (138,373)    (25,580)

Other Income(Expense):
  I/C Interest Income (Expense)                         (3)                  0          (3)
  Interest Expense                                (203,056)           (184,445)    (18,611)
  Interest Income                                        0                   0           0
  Gain (loss) on Asset Disposition                  (4,655)           (339,838)    335,183
  Other Expense                                   (162,973)            (75,372)    (87,601)
                                               --------------------------------------------
    Total Other (Expense)                         (370,687)           (599,655)    228,968
Net Income (Loss) Before Bankruptcy
       Administrative Expenses                    (534,640)           (738,028)    203,388
Bankruptcy Administrative Expenses                  51,104            (109,912)    161,016
                                               --------------------------------------------
Net Income (Loss)                                 (483,536)           (847,940)    364,404
                                               --------------------------------------------

         See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE # 97 - 06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION

                                                                                (UNAUDITED)        (UNAUDITED)
                                                                                MONTH ENDED        MONTH ENDED
                                                                               MARCH 31, 1999     FEB. 28, 1999       CHANGE
                                                                               --------------     -------------     ----------
Cash flows from operating activities:
  Net loss                                                                       $(483,536)         $(847,940)      $ 364,404

  Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
      Depreciation                                                                  58,866             63,331          (4,465)
      Write off of pre-petition payables and receivables                          (131,814)                 0        (131,814)
      Write off of other investments                                               112,277                  0         112,277
      Write down of sold property and equipment                                          0           (239,286)        351,563
      (Gain) / Loss on sale of property and equipment                                4,655            339,838        (335,183)
    Change in certain assets & liabilities:
    (Increase) decrease in:
      Receivables, net                                                             721,819             38,217         683,602
      Costs in excess of billings                                                   78,449            196,138        (117,689)
      Inventory, net                                                                     0            390,334        (390,334)
      Prepaids & other assets                                                       44,289                  0          44,289
     Increase (decrease) in:
      Accounts payable                                                              19,928           (218,112)        238,040
      Accrued expenses                                                            (290,293)          (426,035)        135,742
      Other net changes in assets and liabilities                                        0             24,321         (24,321)
                                                                                 ---------          ---------       ---------
        Total adjustments                                                          618,176            168,746         561,707
                                                                                 ---------          ---------       ---------
        Net cash provided by (used in) operating activities                        134,640           (679,194)        926,111

Cash flows from investing activities :
     Proceeds from sale of equipment                                                     0                  0               0
     Additions to property and equipment                                            (7,752)           (24,387)         16,635
                                                                                 ---------          ---------       ---------
       Net cash provided by (used in) investing activities                          (7,752)           (24,387)         16,635

Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan                               23,358            679,150        (655,792)
  Reduction of pre-petition liabilities                                                  0            (33,285)         33,285
                                                                                 ---------          ---------       ---------
      Net cash provided by (used in) financing activities                           23,358            645,865        (622,507)
                                                                                 ---------          ---------       ---------
Net increase (decrease) in cash                                                    150,246            (57,716)        320,239

CASH AT BEGINNING OF PERIOD                                                         66,162            123,878         (57,716)
                                                                                 ---------          ---------       ---------

CASH AT END OF PERIOD                                                            $ 216,408          $  66,162       $ 262,523
                                                                                 ---------          ---------       ---------
                                                                                 ---------          ---------       ---------

         See accompanying notes to financial statement information.

                                                                    EXHIBIT 99.1

Omega Environmental, Inc.
Debtor in Possession Case #  97-06084
March 31, 1999 Financial Reporting Information


Notes to Financial Statement Information

Basis of Presentation
The financial statement information presented is unaudited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.

BNY Financial Corporation
As of March 31, 1999, the Company's borrowings from BNY Financial Corporation ("BNYFC") were $23,301,721. On February 9, 1999, the Company successfully negotiated with BNYFC for continuance of debtor-in-possession financing through June 30, 1999.

Costs and Earnings in Excess of Billing
The asset, "Costs and earnings in excess of billings" recorded on the Environmental Services Division's balance sheet, represents estimated revenues recognized in excess of amounts billed using the percentage of completion method of contract accounting. In the past, as projects were completed and billed significant write-offs of this asset were recorded in excess of reserves provided. Management believes that as a result of improvements in project management and time charging practices no material write-offs in excess of the normal allocated reserves will be required in the future.

Accounts Receivable
Accounts receivable recorded on the Environmental Services Division's balance sheet are primarily due from various State reimbursement programs for clean up of leaking underground storage tanks. The collection period for these receivables frequently exceeds 180 days. Due to the significant amount of time required to collect these receivables, management is continually analyzing the collectability of these accounts and estimated bad debts may be significantly in excess of established reserves. The results of this analysis are not complete at this time due to the lengthy collection time frame, and any adjustment may have a material adverse effect on the financial statements.

Accounts receivable recorded on the Discontinued Operation's balance sheet represents amounts recorded as due from customers of the company's discontinued construction business. In February 1999, all of the receivables from the Fedco Branch were written off except for an account to be collected for $26,500. The Fedco write off totaled $140,000. In March 1999, all of the receivables from the SSC-Boerne Branch were written off which totaled $38,000. The amounts ultimately collected by the company will be significantly less than net recorded amounts in part because of set-offs, liens, bonding issues and customer disputes which may result in refusal to pay receivable amounts or require payment or set-off of pre-petition liabilities and claims. The amount ultimately collectible is not determinable at this time.

Accounts receivable - miscellaneous recorded on the Petroleum Services Division's balance sheet decreased by $283,000 in March 1999 due to the collection of the sale of the Dallas Office.

Accounts receivable - miscellaneous recorded on the Corporate balance sheet of $148,000 represents funds held in escrow at Debtor's Bankruptcy Counsel as a result of the Petroleum Services Division (PSD) Houston branch asset sale in December 1998. The funds are held in escrow pending determination of the amount of the tax lien asserted by Texas tax authorities.

Pre Petition Liabilities and Notes Payable
In February 1999 and March 1999, certain discontinued branch operations were transferred out of the Environmental Services Division's accounting records. The total for this transfer was $263,000 and $197,000 respectively, and had no operating loss/gain impact on the financial statements.